Equitable Financial Life Insurance Company

Supplement dated December 3, 2020 to the prospectus for 300+ Series dated May 1, 2020

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “prospectus”) offered by the Company. You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Change of trustee:

Effective on or about January 18, 2021, the paragraph under “About the group annuity contracts” in the section entitled “More Information” is deleted and replaced with the following:

The Certificates are issued under group annuity contracts between us and Benefit Trust Company (“Benefit”), whose sole purpose is to serve as a party to the group annuity contracts. Benefit has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

212-554-1234

IM-22-20 (12.20)
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